The Growth Fund of America, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360


The Growth Fund of America, Inc.

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $196,961
------------------ --------------------------------
------------------ --------------------------------
Class B              -
------------------ --------------------------------
------------------ --------------------------------
Class C              -
------------------ --------------------------------
------------------ --------------------------------
Class F            $33,311
------------------ --------------------------------
------------------ --------------------------------
Total              $230,272
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $3,700
------------------ --------------------------------
------------------ --------------------------------
Class 529-B          -
------------------ --------------------------------
------------------ --------------------------------
Class 529-C          -
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $20
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $69
------------------ --------------------------------
------------------ --------------------------------
Class R-1            -
------------------ --------------------------------
------------------ --------------------------------
Class R-2            -
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $9,434
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $24,656
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $13,498
------------------ --------------------------------
------------------ --------------------------------
Total              $51,377
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0900
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B                -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C                -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.1019
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.1007
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B            -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C            -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0100
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0899
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1              -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2              -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0606
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.1341
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.1907
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,230,976
------------------ ----------------------------------
------------------ ----------------------------------
Class B            210,290
------------------ ----------------------------------
------------------ ----------------------------------
Class C            227,129
------------------ ----------------------------------
------------------ ----------------------------------
Class F            356,201
------------------ ----------------------------------
------------------ ----------------------------------
Total              3,024,596
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        40,888
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        10,632
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        13,602
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        2,236
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        860
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          3,537
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          46,507
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          180,940
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          219,968
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          80,040
------------------ ----------------------------------
------------------ ----------------------------------
Total              599,210
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $27.27
----------------------- -------------------------
----------------------- -------------------------
Class B                 $26.48
----------------------- -------------------------
----------------------- -------------------------
Class C                 $26.41
----------------------- -------------------------
----------------------- -------------------------
Class F                 $27.14
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $27.19
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $26.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $26.66
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $27.06
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $27.15
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $26.79
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $26.78
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $26.98
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $27.13
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $27.28
----------------------- -------------------------